                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 ----------------------------------------------


       Date of Report (Date of earliest event reported): December 3, 2001



                                 CYBERCARE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



           FLORIDA                      0-20356                    65-0158479
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer ID
        of incorporation)                                           Number)



       2500 QUANTUM LAKES DRIVE, SUITE 1000, BOYNTON BEACH, FLORIDA 33426
       ------------------------------------------------------------------
                    (Address of principal executive offices)




Registrant's telephone number, including area code: 561-742-5000

Item 2. Acquisition or Disposition of Assets

      In October 2001, CyberCare, Inc., (the "Registrant") regained ownership of the air ambulance business ("Air Ambulance Business") it had previously sold in September 2000 from the buyer in that transaction, following the buyer's uncured breach of its payment obligations. The September 2000 transaction was not accounted for as a sale for financial reporting purposes by the Registrant, since it did not meet the criteria for a divestiture as outlined in SEC Staff Accounting Bulletin ("SAB") Topic 5E, Accounting for Divestiture of a Subsidiary or Other Business Operation. Accordingly, since September 2000, the Air Ambulance Business has been accounted for as a discontinued operation in the Registrant's consolidated financial statements.

      Subsequent to regaining ownership of the Air Ambulance Business, the Registrant entered into a purchase agreement to sell the Air Ambulance Business in a transaction in which all of the stock of one operating subsidiary and certain assets of the other two operating subsidiaries were sold to AIM Aircraft, Inc., a privately-held Colorado corporation ("AIM") in exchange for a $5,000,000 note.

      Under the Purchase Agreement, effective as of October 1, 2001 (the "Purchase Agreement"), the execution and terms of which were finalized on December 3, 2001, AIM purchased all the issued and outstanding stock of Global Air Charter, Inc. ("GAC"), and certain assets of Air Response North, Inc. ("ARN") and Global Air Rescue, Inc. ("GAR"), in exchange for a $5,000,000 convertible promissory note (the "Note"), which earns interest at 6 percent per annum and matures in ten years. The principal and interest payments required under the Note are based on the Distributable Net Profits and Available Cash of the acquired business, as those terms are defined in the Note and the Purchase Agreement. The Note may be converted by the holders of the Note into a 19.9 percent non-voting equity interest in AIM, subject to reduction based on principal and interest payments and further subject to dilution in the event AIM issues additional equity securities.

      AIM has also agreed to pay, out of Available Cash, up to $1,000,000 of accounts payable of ARN incurred prior to the effective date of the Purchase Agreement, for a six month period following the execution of the Purchase Agreement, and has agreed to purchase or lease a Lear 31 aircraft or equivalent within six months following the execution of the Purchase Agreement for use in the business.

      Upon the execution of the Purchase Agreement, GAC simultaneously entered into aircraft lease agreements with ARN and GAR, as lessors, for use of the air ambulance fleet for a term of 30 months. The leases for the Lear 35/36 aircrafts provide for rental payments equal to the monthly amount for such aircraft due the finance company and require GAC to be responsible for major structural repair and maintenance (except for one aircraft, for which lessor will remain responsible for major structural repair and maintenance). The master lease for the Lear 25 aircrafts provides for hourly-based rental payments, with minimum use obligations, and requires the lessors to maintain and insure these aircrafts. Under the leases, GAC has the right to purchase each of the aircrafts for an amount equal to the payoff amount due the finance company. The lessors, however, have the right to sell the leased aircraft to a third party buyer, provided that GAC has a thirty day right of first refusal to purchase the aircraft at the same price and terms a third party buyer has offered, which shall be at least equal to the amount due the finance company.

      The Purchase Agreement does not meet the criteria for a divestiture per SAB Topic 5E since the leasing of the aircrafts to AIM and the related maintenance and insurance obligations assumed by the Registrant on certain of the aircrafts constitutes significant continuing involvement by the Registrant. Accordingly, the Registrant will continue to account for the Air Ambulance Business as a discontinued operation, until the Registrant has no further continuing involvement in the acquired business.

      The foregoing description of the disposition of the Air Ambulance Business is subject to the terms and conditions of the Purchase Agreement and its exhibits, copies of which are filed as exhibits to this Form 8-K.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                (b) Pro forma financial information:

                    (i) Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001.


                    (ii) Notes to Pro Forma Condensed Consolidated Balance Sheet
                         as of September 30, 2001.


                    (c)  Exhibits:



            EXHIBIT NUMBER                  DESCRIPTION
            --------------                  ------------

                 2 Purchase Agreement By and Among AIM Aircraft, Inc. and CyberCare, Inc., Air Response Medical Transport Corp., Global Air Rescue, Inc., Global Air Charter, Inc. and Air Response North, Inc.

                 2.1                        AIM Aircraft, Inc. promissory note

                 2.2                        Security Agreement

                 2.3                        Master aircraft lease agreement with
                                            option to purchase.

                 2.4                        Aircraft lease agreement with option
                                            to purchase.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                    CYBERCARE, INC.


Date: December 18, 2001             By: /s/ STEVEN M. COHEN
                                        --------------------------------
                                        Steven M. Cohen
                                        Chief Financial Officer

                                 CyberCare, Inc.
              Pro Forma Condensed Consolidated Balance Sheet as of
            September 30, 2001 (All amounts in thousands of dollars)


                                                                                (As Reported)       Pro Forma        Pro Forma
                                                                              September 30, 2001    Adjustment   September 30, 2001
                                                                             -------------------  ------------- --------------------
                                      Assets

Current Assets:

              Cash and cash equivalents                                             $  5,066         $     --          $  5,066
              Marketable securities                                                    1,000                              1,000
              Accounts receivable, net                                                 5,445                              5,445
              Net assets of discontinued operations                                    6,747 A         (6,747)               --
              Inventories, net                                                         6,506                              6,506
              Note receivable - related parties                                          555                                555
              Notes receivable and other current assets                                1,937                              1,937
                                                                                    --------         --------          --------

                                      Total current assets                            27,256           (6,747)           20,509

Property and equipment, net                                                            2,563                              2,563
Intangible assets, net                                                                15,721                             15,721
Note receivable                                                                        4,143                              4,143
                                                                                    --------         --------          --------

Total assets                                                                        $ 49,683         $ (6,747)         $ 42,936
                                                                                    ========         ========          ========


                                      Liabilities  and Stockholders' Equity

Current Liabilities:

               Lines of credit                                                      $  2,138         $     --          $  2,138
               Accounts payable                                                        2,607                              2,607
               Accrued expenses                                                        3,965                              3,965
              Net liabilities of discontinued operations                                 653                                653
              Other current liabilities                                                  361                                361
                                                                                    --------         --------          --------

                                      Total current liabilities                        9,724                              9,724
                                                                                                     --------          --------

Convertible subordinated debentures, net                                               7,872                              7,872
Other liabilities                                                                        415                                415
                                                                                    --------         --------          --------

                                      Total liabilities                               18,011                             18,011

Total stockholders' equity                                                            31,672 A         (6,747)           24,925
                                                                                    --------         --------          --------


 Total liabilities and stockholders' equity                                         $ 49,683         $ (6,747)         $ 42,936
                                                                                    ========         ========          ========

           See Notes to Pro Forma Condensed Consolidated Balance Sheet

                                 CyberCare, Inc.

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            As of September 30, 2001

  1.    PRO FORMA ADJUSTMENT

        The accompanying pro forma condensed consolidated balance sheet gives effect to the following pro forma adjustments necessary to reflect the Company entering into an agreement to sell its Air Ambulance Business as if the transaction had occurred on September 30, 2001.

   A)   To eliminate all of the Air Ambulance Business assets and liabilities.